EARNINGS PER SHARE	9 Months Ended
Sep. 30, 2017
EARNINGS PER SHARE [Abstract]
EARNINGS PER SHARE
9. EARNINGS PER SHARE

Basic earnings per share ("EPS") is computed by dividing net income by the weighted average number of common shares outstanding for the period. Diluted EPS is computed by dividing net income by the weighted average number of common shares and the impact of potentially dilutive common stock equivalents were excluded as their effects would be anti-dilutive.

	Nine months ended September 30,
All figures in USD '000 except share and per share amounts	2017	2016
Numerator
Net (Loss)/Income	(53,604)	34,696
Denominator
Basic – Weighted Average Common Shares Outstanding	101,969,666	89,361,814
Dilutive – Weighted Average Common Shares Outstanding	101,969,666	89,361,814
Earnings per Common Share
Basic	(0.53)	0.39
Diluted	(0.53)	0.39